Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
(1) Registration Statement (Form S-3 No. 333-190645) of PetroQuest Energy, Inc. and the related Prospectus, and
(2) Registration Statement (Form S-3 No. 333-124746) of PetroQuest Energy, Inc. and the related Prospectus, and
(3) Registration Statement (Form S-3 No. 333-42520) of PetroQuest Energy, Inc. and the related Prospectus, and
(4) Registration Statement (Form S-3 No. 333-89961) of PetroQuest Energy, Inc. and the related Prospectus, and
(5) Registration Statement (Form S-8 No. 333-188731) pertaining to the PetroQuest Energy, Inc. 2013 Incentive Plan, and
(6) Registration Statement (Form S-8 No. 333-184926) pertaining to the PetroQuest Energy, Inc. 2012 Employee Stock Purchase Plan, and
(7) Registration Statement (Form S-8 No. 333-174260) pertaining to the PetroQuest Energy, Inc. 1998 Amended and Restated Incentive Plan, and
(8) Registration Statement (Form S-8 No. 333-151296) pertaining to the PetroQuest Energy, Inc. 1998 Amended and Restated Incentive Plan, and
(9) Registration Statement (Form S-8 No. 333-134161) pertaining to the PetroQuest Energy, Inc. 1998 Amended and Restated Incentive Plan, and
(10) Registration Statement (Form S-8 No. 333-102758) pertaining to the PetroQuest Energy, Inc. 1998 Amended and Restated Incentive Plan, and
(11) Registration Statement (Form S-8 No. 333-88846) pertaining to the PetroQuest Energy, Inc. 1998 Amended and Restated Incentive Plan, and
(12) Registration Statement (Form S-8 No. 333-67578) pertaining to the PetroQuest Energy, Inc. 1998 Amended and Restated Incentive Plan, and
(13) Registration Statement (Form S-8 No. 333-52700) pertaining to the PetroQuest Energy, Inc. 1998 Amended and Restated Incentive Plan, and
(14) Registration Statement (Form S-8 No. 333-65401) pertaining to the PetroQuest Energy, Inc. 1998 Amended and Restated Incentive Plan;
of our reports dated March 6, 2015, with respect to the consolidated financial statements of PetroQuest Energy, Inc. and the effectiveness of internal control over financial reporting of PetroQuest Energy, Inc. included in this Annual Report (Form 10-K) of PetroQuest Energy, Inc. for the year ended December 31, 2014.

/s/ Ernst & Young LLP

New Orleans, Louisiana
March 6, 2015